UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2023 (January 30, 2023)

TERAWULF INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41163	85-1909475
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Federal Street

Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

(410) 770-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	WULF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Common Stock Offering

On February 1, 2023, TeraWulf Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with JonesTrading Institutional Services LLC, as representative of the several underwriters (the “Underwriters”), relating to an underwritten offering of 36,764,706 shares (the “Company Shares”) of its $0.001 par value common stock (the “Offering”). Pursuant to the Underwriting Agreement, the Company has granted the Underwriters a 30-day over-allotment option to purchase up to an additional 5,514,705 shares of its common stock. The Company estimates that gross proceeds from the Offering will be approximately $25 million, before deducting underwriting discounts and commissions and estimated Offering expenses, and assuming no exercise of the Underwriters’ over-allotment option.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and customary conditions to closing, obligations of the parties and termination provisions. Additionally, under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute to payments the Underwriters may be required to make in respect of these liabilities.

The Company Shares will be issued pursuant to the Company’s effective Registration Statement on Form S-3 (File No. 333-262226), previously declared effective by the Securities and Exchange Commission (“SEC”) on February 4, 2022, and the preliminary prospectus supplement relating to this offering, filed on February 1, 2023. The closing of the offering is expected to take place on or about February 6, 2023, subject to the satisfaction of customary closing conditions.

A preliminary prospectus supplement describing the terms of the sale of the Company Shares has been filed with the SEC and a final prospectus supplement will be filed with the SEC. Copies of the final prospectus supplement relating to the securities being offered may be obtained, when available, from JonesTrading Institutional Services LLC, Attn: Syndicate; email: syndicate@jonestrading.com; telephone: (212)-907-5398. Electronic copies of the final prospectus supplement will also be available on the SEC’s website at http://www.sec.gov.

On February 2, 2023, the Company issued a press release announcing the pricing of the Offering which is attached hereto as Exhibit 99.1, the text of which is incorporated herein by reference.

A copy of the opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP, relating to the validity of the Company Shares in connection with the Offering, is filed with this Current Report on Form 8-K as Exhibit 5.1.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

Voting and Support Agreement

On February 1, 2023, the Company filed a preliminary proxy statement to hold a special meeting (the “Special Meeting”) of its shareholders to amend the Company’s charter to (i) increase the maximum number of authorized shares of common stock, with the par value of $0.001 per share, from 200,000,000 to 400,000,000 and the maximum number of authorized shares of preferred stock, with the par value of $0.001 per share, from 25,000,000 to 100,000,000 (collectively, the “Share Increase Amendment”) and (ii) remove the restriction on stockholder action by written consent (the “Written Consent Amendment” and, together with the Share Increase Amendment, the “Charter Amendments”). The Company’s shareholders of record as of the close of business on January 27, 2023 are entitled to vote their shares at the Special Meeting.

As an inducement for the Exchanging Shareholder (as defined below) to enter into the Exchange Agreement (as defined and described below), the Company entered into a Voting and Support Agreement, dated January 30, 2023, with certain of the Company’s shareholders (the “Voting and Support Agreement”). Pursuant to the Voting and Support Agreement, such shareholders have agreed to vote in support of the Charter Amendments at the Special Meeting. The Voting and Support Agreement contains customary representations, warranties, covenants and is subject to customary closing conditions and termination rights.

Item 3.02.	Unregistered Sales of Equity Securities.

To the extent applicable, the disclosures set forth below in Item 8.01 of this Current Report on Form 8-K are incorporated by reference herein. The securities issuable pursuant to the private exchange disclosed under Item 8.01 will not be registered under the Securities Act at the time of issuance, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01.	Other Events.

Exchange Agreement

For the purpose of increasing the number of shares available for issuance under the charter prior to the receipt of shareholder approval of the Charter Amendments, on January 30, 2023, the Company entered into an exchange agreement (the “Exchange Agreement”) with an entity controlled by Paul Prager (the “Exchanging Shareholder”). Pursuant to the Exchange Agreement, the Exchanging Shareholder exchanged a total of 12,000,000 shares of common stock for 12,000,000 new warrants issued by the Company (the “New Exchange Warrants”) in a private exchange exempt from registration under Section 4(a)(2) and/or Regulation D under the Securities Act. The New Exchange Warrants will be immediately exercisable at a strike price of $0.00001 per share after the date shareholder approval of the Charter Amendments is obtained and will expire on December 31, 2023. The terms and conditions of the New Exchange Warrants will be governed by a certain Warrant Agreement between the Company and the Exchanging Shareholder. The Exchanging Shareholder will be entitled to customary registration rights with respect to the shares of common stock issuable upon exercise of the New Exchange Warrants. The Exchange Agreement contains customary representations, warranties, covenants and is subject to customary closing conditions and termination rights.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP
23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (contained in Exhibit 5.1)
99.1	Pricing Press Release, dated February 2, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the data mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf’s operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or breakdown, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and infrastructure equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company’s filings with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company’s filings with the SEC, which are available at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TERAWULF INC.

Dated: February 2, 2023	By:	/s/ Patrick A. Fleury
	Name:	Patrick A. Fleury
	Title:	Chief Financial Officer

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